Exhibit 99.1

Certification Pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sandalwood Lodging Investment Corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the three months ended March 31, 2003 as filed with the Securities and Exchange Commission (the “Quarterly Report”) that:

1)

The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)

The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2003	/s/ BRYAN E. GORDON

Bryan E. Gordon, Chairman of the Board and Managing Director

Date: May 15, 2003	/s/ DOUGLAS H.S. GREENE

Douglas H.S. Greene, Vice Chairman, Managing Director, Chief Investment Officer and Treasurer

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